Offerings - Offering: 1	Aug. 12, 2025 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 67,888,790.49
Fee Rate	0.01531%
Amount of Registration Fee	$ 10,393.64
Offering Note
*	Estimated for purposes of calculating the filing fee only.

The transaction value was calculated by adding: (i) the product of (A) the sum of (1) 31,042,581 outstanding shares of common stock (the “Shares”) of DURECT Corporation (“DURECT”); (2) 670,268 Shares that may become outstanding as a result of vesting and settlement of restricted stock units; and (3) 49,067 Shares that may become outstanding as a result of vesting and settlement under DURECT’s 2000 Employee Stock Purchase Plan, as amended; and (B) $1.87, the average of the high and low sales prices per Share on August 8, 2025, as reported by Nasdaq Capital Market LLC (which, for the purposes of calculating the filing fee only, shall be deemed to be the “Reference Price”);
plus

(ii) the product of (A) 1,010,733, which is the sum of options with an exercise price less than the Reference Price and (B) $1.27, the weighted average exercise price of such options; plus

(iii) the product of (A) the sum of (1) 600,000 Shares underlying the specified warrant to purchase Shares, dated February 2023, between DURECT and the specified holder thereto and (2) 2,991,027 Shares underlying the specified warrant to purchase Shares, dated July 2023, between DURECT and the specified holders thereto and (B) the Black-Scholes-based value of the warrants pursuant to the terms of the applicable warrant agreement.

**
The filing fee was calculated in accordance with Rule
0-11
under the Securities Exchange Act of 1934, as amended, and Fee Rate Advisory for Fiscal Year 2025, effective on October 1, 2024, by multiplying the transaction valuation by 0.00015310.